UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2011

LOTON, CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-167219	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4751 Wilshire Boulevard, 3rd Floor, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 601-2500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   Change in Registrant’s Certifying Accountant

The Termination of De Joya Griffith & Company, LLC

On October 27, 2011, Loton, Corp. (the “Company”) dismissed De Joya Griffith & Company, LLC, Certified Public Accountants, as our independent registered public accounting firm.  The report of De Joya Griffith & Company, LLC on the financial statements of the Company as of April 30, 2011 and 2010, for the period from December 28, 2009 (inception) through April 30, 2010 and for the period from December 28, 2009 (inception) through April 30, 2011 did not contain adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle other than an explanatory paragraph as a going concern.

Our board of directors approved the dismissal of De Joya Griffith & Company, LLC and there were no disagreements between the Company and De Joya Griffith & Company, LLC on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company’s most recent fiscal year ended April 30, 2011, for the period from December 28, 2009 (inception) through April 30, 2010 and for the period from December 28, 2009 (inception) through April 30, 2011 or any subsequent interim period preceding the date of dismissal.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and De Joya Griffith & Company, LLC occurring during the fiscal year ended April 30, 2011, for the period from December 28, 2009 (inception) through April 30, 2010 and for the period from December 28, 2009 (inception) through April 30, 2011 or any subsequent interim period preceding the date of dismissal.

The Engagement Li & Company, PC

On October 27, 2011, the Company engaged Li & Company, PC, Certified Public Accountants, as our independent registered public accounting firm.  The decision to engage Li & Company, PC was approved by our board of directors and during the two most recent fiscal years ended April 30, 2011 and 2010, and through the date of engagement, neither we nor anyone on our behalf consulted with Li & Company, PC regarding any of the following:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Li & Company, PC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

We provided a copy of this Current Report on Form 8-K to De Joya Griffith & Company, LLC prior to filing this report and we requested that De Joya Griffith & Company, LLC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report. De Joya Griffith & Company, LLC has furnished the requested letter and a copy of the letter is attached hereto as exhibit 16.1.

ITEM 9.01   Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from De Joya Griffith & Company, LLC regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTON, CORP

DATED: October 27, 2011	By:	/s/ Tatiana Walker
Tatiana Walker
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

16.1	Letter from De Joya Griffith & Company, LLC regarding change in certifying accountant